Exhibit 99.1
Investor Relations Contact
Jonathan Vaas
Adobe
ir@adobe.com
Public Relations Contact
Ashley Levine
Adobe
adobepr@adobe.com
FOR IMMEDIATE RELEASE
Adobe Reports Record Revenue in Q3 Fiscal 2024
Record Q3 net new Digital Media ARR of $504 million, with exiting RPO surpassing $18 billion and growing 15 percent year over year
SAN JOSE, Calif. – Sept. 12, 2024 – Adobe (Nasdaq:ADBE) today reported financial results for its third quarter fiscal year 2024 ended Aug. 30, 2024.
"Adobe's record Q3 performance is a testament to our relentless innovation and commitment to delivering value to our customers,” said Shantanu Narayen, chair and CEO, Adobe. “With groundbreaking advancements in AI across Creative Cloud, Document Cloud and Experience Cloud, we are empowering millions of users worldwide.”
“In Q3, Adobe delivered cash flows of over $2 billion and exited the quarter with record RPO, demonstrating the power of combining growth with world-class profitability,” said Dan Durn, executive vice president and CFO, Adobe. “Given the massive markets we are catalyzing, I’m confident in our ability to drive growth and industry leadership.”
Third Quarter Fiscal Year 2024 Financial Highlights
•Adobe achieved revenue of $5.41 billion in its third quarter of fiscal year 2024, which represents 11 percent year-over-year growth as reported and in constant currency. Diluted earnings per share was $3.76 on a GAAP basis and $4.65 on a non-GAAP basis.
•GAAP operating income in the third quarter was $1.99 billion and non-GAAP operating income was $2.52 billion. GAAP net income was $1.68 billion and non-GAAP net income was $2.08 billion.
•Cash flows from operations were $2.02 billion.
•Remaining Performance Obligations (“RPO”) exiting the quarter were $18.14 billion.
•Adobe repurchased approximately 5.2 million shares during the quarter.
Third Quarter Fiscal Year 2024 Business Segment Highlights
•Digital Media segment revenue was $4.00 billion, which represents 11 percent year-over-year growth or 12 percent in constant currency. Document Cloud revenue was $807 million, representing 18 percent year-over-year growth as reported and in constant currency. Creative revenue grew to $3.19 billion, representing 10 percent year-over-year growth or 11 percent in constant currency.
•Net new Digital Media Annualized Recurring Revenue (“ARR”) was $504 million, exiting the quarter with Digital Media ARR of $16.76 billion. Document Cloud ARR grew to $3.31 billion and Creative ARR grew to $13.45 billion.
•Digital Experience segment revenue was $1.35 billion, representing 10 percent year-over-year growth as reported and in constant currency. Digital Experience subscription revenue was $1.23 billion, representing 12 percent year-over-year growth as reported and in constant currency.

Financial Targets
Adobe is providing fourth quarter targets that factor in current macroeconomic conditions and year-end seasonal strength.
The following table summarizes Adobe’s fourth quarter fiscal year 2024 targets:

Total revenue	$5.50 billion to $5.55 billion
Digital Media net new ARR	~$550 million
Digital Media segment revenue	$4.09 billion to $4.12 billion
Digital Experience segment revenue	$1.36 billion to $1.38 billion
Digital Experience subscription revenue	$1.23 billion to $1.25 billion
Tax rate	GAAP: ~16.0%	Non-GAAP: ~18.5%
Earnings per share[1]	GAAP: $3.58 to $3.63	Non-GAAP: $4.63 to $4.68
1Targets assume diluted share count of ~445 million for fourth quarter fiscal year 2024.

Adobe to Host Conference Call
Adobe will webcast its third quarter fiscal year 2024 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: http://www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s Investor Relations Website in advance of the conference call for reference.

Forward-Looking Statements, Non-GAAP and Other Disclosures
In addition to historical information, this press release contains “forward-looking statements” within the meaning of applicable securities laws, including statements related to our business, strategy, artificial intelligence and innovation momentum; our market opportunity and future growth; market trends; current macroeconomic conditions; seasonality; fluctuations in foreign currency exchange rates; strategic investments; customer success; revenue; operating margin; and annualized recurring revenue; tax rate on a GAAP and non-GAAP basis; earnings per share on a GAAP and non-GAAP basis; and share count. Each of the forward-looking statements we make in this press release involves risks, uncertainties and assumptions based on information available to us as of the date of this press release. Such risks and uncertainties, many of which relate to matters beyond our control, could cause actual results to differ materially from these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to: failure to innovate effectively and meet customer needs; issues relating to development and use of AI; failure to realize the anticipated benefits of investments or acquisitions; failure to compete effectively; damage to our reputation or brands; service interruptions or failures in information technology systems by us or third parties; security incidents; failure to effectively develop, manage and maintain critical third-party business relationships; risks associated with being a multinational corporation and adverse macroeconomic conditions; failure to recruit and retain key personnel; complex sales cycles; changes in, and compliance with, global laws and regulations, including those related to information security and privacy; failure to protect our intellectual property; litigation, regulatory inquiries and intellectual property infringement claims; changes in tax regulations; complex government procurement processes; risks related to fluctuations in or the timing of revenue recognition from our subscription offerings; fluctuations in foreign currency exchange rates; impairment charges; our existing and future debt obligations; catastrophic events; and fluctuations in our stock price. Further information on these and other factors are discussed in the section titled “Risk Factors” in Adobe’s most recently filed Annual Report on Form 10-K and Adobe's most recently filed Quarterly Reports on Form 10-Q. The risks described in this press release and in Adobe’s filings with the U.S. Securities and Exchange Commission should be carefully reviewed.
Undue reliance should not be placed on the financial information set forth in this press release, which reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for our fiscal quarter ended Aug. 30, 2024, which Adobe expects to file in Sept. 2024. Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
A reconciliation between GAAP and non-GAAP earnings results and financial targets and a statement regarding use of non-GAAP financial information are provided at the end of this press release and on Adobe’s investor relations website.
About Adobe
Adobe is changing the world through personalized digital experiences. For more information, visit www.adobe.com.
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©2024 Adobe. All rights reserved. Adobe, Creative Cloud, Document Cloud and the Adobe logo are either registered trademarks or trademarks of Adobe (or one of its subsidiaries) in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In millions, except per share data; unaudited)

	Three Months Ended		Nine Months Ended
	August 30, 2024	September 1, 2023	August 30, 2024	September 1, 2023
Revenue:
Subscription	$5,180	$4,631	$15,156	$13,521
Product	82	96	305	346
Services and other	146	163	438	494
Total revenue	5,408	4,890	15,899	14,361

Cost of revenue:
Subscription	413	447	1,324	1,317
Product	6	7	19	23
Services and other	135	126	399	380
Total cost of revenue	554	580	1,742	1,720

Gross profit	4,854	4,310	14,157	12,641

Operating expenses:
Research and development	1,022	881	2,945	2,584
Sales and marketing	1,431	1,337	4,228	3,983
General and administrative	366	353	1,073	1,041
Acquisition termination fee	—	—	1,000	—
Amortization of intangibles	43	42	127	126
Total operating expenses	2,862	2,613	9,373	7,734

Operating income	1,992	1,697	4,784	4,907

Non-operating income (expense):
Interest expense	(51)	(27)	(119)	(85)
Investment gains (losses), net	12	6	34	12
Other income (expense), net	89	67	241	157
Total non-operating income (expense), net	50	46	156	84
Income before income taxes	2,042	1,743	4,940	4,991
Provision for income taxes	358	340	1,063	1,046
Net income	$1,684	$1,403	$3,877	$3,945
Basic net income per share	$3.78	$3.07	$8.63	$8.62
Shares used to compute basic net income per share	445	456	449	458
Diluted net income per share	$3.76	$3.05	$8.58	$8.59
Shares used to compute diluted net income per share	448	459	452	459

Condensed Consolidated Balance Sheets
(In millions; unaudited)

	August 30, 2024	December 1, 2023
ASSETS

Current assets:
Cash and cash equivalents	$7,193	$7,141
Short-term investments	322	701
Trade receivables, net of allowances for doubtful accounts of $17 and $16, respectively	1,802	2,224
Prepaid expenses and other current assets	1,399	1,018
Total current assets	10,716	11,084

Property and equipment, net	1,969	2,030
Operating lease right-of-use assets, net	368	358
Goodwill	12,814	12,805
Other intangibles, net	858	1,088
Deferred income taxes	1,548	1,191
Other assets	1,557	1,223
Total assets	$29,830	$29,779

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$318	$314
Accrued expenses	1,848	1,942
Debt	1,499	—
Deferred revenue	5,779	5,837
Income taxes payable	130	85
Operating lease liabilities	70	73
Total current liabilities	9,644	8,251

Long-term liabilities:
Debt	4,128	3,634
Deferred revenue	127	113
Income taxes payable	585	514
Operating lease liabilities	381	373
Other liabilities	420	376
Total liabilities	15,285	13,261

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	13,026	11,586
Retained earnings	36,911	33,346
Accumulated other comprehensive income (loss)	(309)	(285)
Treasury stock, at cost	(35,083)	(28,129)
Total stockholders’ equity	14,545	16,518
Total liabilities and stockholders’ equity	$29,830	$29,779

Condensed Consolidated Statements of Cash Flows
(In millions; unaudited)

	Three Months Ended
	August 30, 2024	September 1, 2023
Cash flows from operating activities:
Net income	$1,684	$1,403
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	213	218
Stock-based compensation	474	442
Unrealized investment (gains) losses, net	(10)	(5)
Other non-cash adjustments	(81)	(87)
Changes in deferred revenue	220	102
Changes in other operating assets and liabilities	(479)	(200)
Net cash provided by operating activities	2,021	1,873

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	86	236
Purchases of property and equipment	(57)	(91)
Purchases and sales of long-term investments, intangibles and other assets, net	(76)	—
Net cash provided by (used for) investing activities	(47)	145

Cash flows from financing activities:
Repurchases of common stock	(2,500)	(1,000)
Proceeds from treasury stock re-issuances, net of taxes paid related to net share settlement of equity awards	96	124
Other financing activities, net	(49)	5
Net cash used for financing activities	(2,453)	(871)
Effect of exchange rate changes on cash and cash equivalents	12	(2)
Net change in cash and cash equivalents	(467)	1,145
Cash and cash equivalents at beginning of period	7,660	5,456
Cash and cash equivalents at end of period	$7,193	$6,601

Non-GAAP Results
The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

(In millions, except per share data)	Three Months Ended
	August 30, 2024	September 1, 2023	May 31, 2024
Operating income:

GAAP operating income	$1,992	$1,697	$1,885
Stock-based and deferred compensation expense	485	448	472
Amortization of intangibles	83	92	84
Acquisition-related expenses (1)	—	27	—
Loss contingency (reversal) (2)	(45)	—	—
Non-GAAP operating income	$2,515	$2,264	$2,441

Net income:

GAAP net income	$1,684	$1,403	$1,573
Stock-based and deferred compensation expense	485	448	472
Amortization of intangibles	83	92	84
Acquisition-related expenses (1)	—	27	—
Loss contingency (reversal) (2)	(45)	—	—
Investment (gains) losses, net	(12)	(6)	(4)
Income tax adjustments	(115)	(86)	(102)
Non-GAAP net income	$2,080	$1,878	$2,023

Diluted net income per share:

GAAP diluted net income per share	$3.76	$3.05	$3.49
Stock-based and deferred compensation expense	1.08	0.98	1.04
Amortization of intangibles	0.19	0.20	0.19
Acquisition-related expenses (1)	—	0.06	—
Loss contingency (reversal) (2)	(0.10)	—	—
Investment (gains) losses, net	(0.03)	(0.01)	(0.01)
Income tax adjustments	(0.25)	(0.19)	(0.23)
Non-GAAP diluted net income per share	$4.65	$4.09	$4.48

Shares used to compute diluted net income per share	448	459	451
(1) Associated with the Figma transaction, and includes deal costs, certain professional fees and the termination fee
(2) Associated with an IP litigation matter

Non-GAAP Results (continued)
The following table shows Adobe’s third quarter fiscal year 2024 GAAP tax rate reconciled to the non-GAAP tax rate included in this release.

Third Quarter Fiscal 2024
Effective income tax rate:

GAAP effective income tax rate	17.5%
Income tax adjustments	2.5
Stock-based and deferred compensation expense	(1.4)
Amortization of intangibles	(0.2)
Loss contingency reversal (2)	0.1
Non-GAAP effective income tax rate (3)	18.5%
(2) Associated with an IP litigation matter
(3) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information through fiscal 2025

Reconciliation of GAAP to Non-GAAP Financial Targets
The following tables show Adobe's fourth quarter fiscal year 2024 financial targets reconciled to non-GAAP financial targets included in this release.

(Shares in millions)	Fourth Quarter Fiscal 2024
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$3.58	$3.63
Stock-based and deferred compensation expense	1.03	1.03
Amortization of intangibles	0.19	0.19
Lease-related asset impairments and other charges (4)	0.20	0.20
Income tax adjustments	(0.37)	(0.37)
Non-GAAP diluted net income per share	$4.63	$4.68

Shares used to compute diluted net income per share	445	445

Fourth Quarter Fiscal 2024
Effective income tax rate:

GAAP effective income tax rate	16.0%
Stock-based and deferred compensation expense	(1.1)
Amortization of intangibles	(0.2)
Lease-related asset impairments and other charges (4)	(0.2)
Income tax adjustments	4.0
Non-GAAP effective income tax rate (3)	18.5%
(3) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information through fiscal 2025
(4) Associated with the optimization of our leased facilities, and primarily includes impairment charges related to certain operating lease right-of-use assets and leasehold improvements

Use of Non-GAAP Financial Information
Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate our operating results and future prospects in the same manner as management.
Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, amortization of intangibles, investment gains and losses, income tax adjustments, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.